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                                                                   EXHIBIT 10.34
                                                                   -------------

                                PROMISSORY NOTE

U.S. $3,010,000.00                                              Phoenix, Arizona

                                                                  March 18, 2002
                                                                  --------



     FOR VALUE RECEIVED, CATALYTICA ENERGY SYSTEMS, INC., a Delaware corporation, promises and agrees to pay to the ARIZONA STATE COMPENSATION FUND, a corporation established pursuant to Arizona Revised Statutes (S)23-981 et seq., or order, the principal sum of THREE MILLION TEN THOUSAND AND NO/100 DOLLARS ($3,010,000.00) with interest on the unpaid principal balance from the date of distribution of principal in accordance with this Note, until paid, at the rate that is from time to time applicable as hereinafter set forth.

     Principal and interest shall be payable at Phoenix, Arizona, or such other place as the holder hereof may designate, in sixty (60) consecutive monthly installments, computed on the basis of a 25-year amortization schedule, commencing on the Commencement Date (as hereinafter defined) and continuing on the same day of each successive month thereafter until the Maturity Date (as hereinafter defined) when all unpaid principal, all accrued and unpaid interest, and any other amounts payable hereunder shall be due and payable. Principal, interest and all other sums payable hereunder shall be paid in lawful money of the United States of America.

     1. DEFINITIONS.

     As used in this Promissory Note, the following terms shall have the following meanings:

          a. "Commencement Date" shall mean_________________________________.

          b. "Deed of Trust" shall mean the Deed of Trust and Assignment of Rents of even date herewith executed by Maker, as Trustor, in favor of First American Title Insurance Company, as Trustee, and Payee, as Beneficiary, which Deed of Trust is granted as security for this Note.

          c. "Default Interest Rate" shall mean interest at a rate equal to six percent (6%) per annum in excess of the Interest Rate in effect immediately prior to the default.

          d. "Holder" shall mean the Payee and any assignee or assignees to whom this Note shall be endorsed.

          e. "Interest Rate" shall mean seven and three-eighths percent (7.375%) per annum.

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          f. "Loan Documents" shall mean (i) the Deed of Trust, and (ii) all other documents and instruments which by their terms secure Maker's obligations under this Note.

          g. "Loan Year" shall mean each one-year period beginning on the Commencement Date and each anniversary of the Commencement Date.

          h. "Maker" shall mean CATALYTICA ENERGY SYSTEMS, INC., a Delaware corporation.

          i. "Maturity Date" shall mean _____________________________.

          j. "Monthly Installment Payments" shall mean the Monthly Installment Payments and the payments of principal, plus interest at the Interest Rate that is/are to be made pursuant to Paragraph 2 of this Note beginning on the Commencement Date and continuing for sixty (60) consecutive months.

          k. "Note" shall mean this Promissory Note in the principal sum of THREE MILLION TEN THOUSAND and No/100 DOLLARS ($3,010,000.00).

          l. "Payee" shall mean the ARIZONA STATE COMPENSATION FUND, a corporation established pursuant to Arizona Revised Statutes (S)23-981 et. seq.

          m. "Property" shall mean the real property and improvements thereon as described in Exhibit "A" of the Deed of Trust.

     2. MONTHLY INSTALLMENT PAYMENT

     Commencing on the Commencement Date and continuing on the same day of each month for sixty (60) consecutive months, principal, plus interest at the Interest Rate, shall be payable in Monthly Installment Payments which shall each be in the amount of TWENTY ONE THOUSAND NINE HUNDRED NINETY NINE and 48/100 Dollars ($21,999.48), which monthly principal and interest payments are computed on the basis of a 25-year amortization schedule.

     3. APPLICATION OF PAYMENTS.

     Each amount received by the Holder shall be applied to the following items in the following order, or as the Holder may otherwise elect if the Maker is then in default hereunder or under any Loan Document:

          a. Any amount due and unpaid hereunder, or under any Loan Document, other than a Monthly Installment Payment.

          b. Any due and unpaid interest hereunder.

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          c. Then to unpaid principal; provided, however, that Maker complies in all respects with the provisions of this Note with respect to partial or full prepayments.

     4. LATE CHARGE.

     Time is of the essence of payment. Upon failure to make any Monthly Installment Payment, or pay any other amount due hereunder within ten (10) days of the date due, Maker shall pay a charge not to exceed five percent (5%) of the Monthly Installment Payment, or other amount due hereunder which is not paid within such ten-day period. The assessment or collection by the Holder of any such charge shall be without prejudice to the Holder's rights under Paragraph 8 of this Note. The foregoing five percent (5%) late charge shall not apply to the payment of principal to be made upon the Maturity Date.

     5. DEFAULT.

     If Maker fails to make any Monthly Installment Payment within ten (10) days of its due date, or fails to pay any other amount due under any Loan Document on its due date, or if any default occurs under this Note, or if any Event of Default occurs under the terms of any of the Loan Documents, then and in any of such events, the remaining installments of principal, at the option of Holder which shall be exercised by written notice sent to Maker, and in the Holder's sole discretion, shall at once become due and payable, and the unpaid principal balance, together with (i) all accrued and unpaid interest, and (ii) any other amounts payable hereunder and under the Loan Documents, shall thereupon bear interest at the Default Interest Rate. The Default Interest Rate shall be in effect only during the time any default remains uncured by Maker, and interest shall again be charged at the Interest Rate after any default has been cured by Maker. All amounts not paid when due and within any applicable grace period, whether or not as a result of acceleration of the unpaid principal balance, and whether or not the Holder has notified the Maker of the occurrence of an Event of Default, shall bear interest at the Default Interest Rate, and at such time as judgment is obtained for any amounts owing under this Note or under any of the Loan Documents, interest shall continue to accrue on the amount of the judgment, until it is paid, at the Default Interest Rate.

     6. OPTIONAL FULL PREPAYMENT.

     Maker shall at no time and in no event have any right to prepay all or any part of the principal balance, except as set forth as follows: The Loan will be closed and not subject to prepayment by Maker during the first two (2) Loan Years. Commencing with the third (3rd) Loan Year, Maker shall have the right to prepay the entire (but not less than the entire) principal balance on any date upon which a Monthly Installment Payment is due, provided that:

          a. The Holder shall have received not less than sixty (60) days' prior written notice of the prepayment, delivered no earlier than sixty (60) days prior to the end of the second (2nd) Loan Year, specifying the date upon which the prepayment is to be made; and

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          b. At the time of the giving of the Notice and at the time specified for prepayment, Maker shall have made all payments required under this Note and no Event of Default shall have occurred and be continuing under the Deed of Trust, Note, and Loan Documents, or any other documents securing the Loan.

          c. The prepayment shall be accompanied by all payments due under this Note, and under the Loan Documents, plus a reinvestment fee equal to four percent (4%) of the outstanding principal balance if paid at any time during the third (3rd) Loan Year; a reinvestment fee equal to two percent (2%) of the outstanding principal balance if paid at any time during the fourth (4th) Loan Year; a reinvestment fee equal to one percent (1%) of the outstanding principal balance if paid at any time during the first six (6) months of the fifth (5th) Loan Year. Anything in this Paragraph 6 to the contrary notwithstanding, any prepayment by reason of casualty or condemnation proceeds shall not be subject to a reinvestment fee or prepayment penalty.

          Anything in this Paragraph 6 to the contrary notwithstanding, there shall be no reinvestment fee or prepayment penalty for prepayment of the Loan during the last one hundred eighty (180) days of the fifth (5th) Loan Year.

     7. SECURITY.

     The indebtedness evidenced by this Note is secured by the Deed of Trust and by the other documents and instruments referred to in the Loan Documents. The Loan Documents contain additional rights with respect to the Holder's right to accelerate the principal balance of this Note.

     8. MISCELLANEOUS.

          a. Maker and any endorsers and guarantors of this Note jointly and severally waive diligence, demand, presentment for payment, protest and notice of nonpayment and of protest, notice of default, notice of acceleration, and all other notices or demands of any kind. They jointly and severally consent, without notice to them and without release of their liability, to extensions or accommodations given by the Holder hereof, to the release, or exchange of any security or any Loan Document, and to the release, in whole or in part, of any other Maker, endorser, or guarantor; and they each agree to make payment without the prior resort of the Holder hereof to any security or against any other maker or endorser.

          b. Maker and any endorsers and guarantors of this Note jointly and severally agree to pay all costs of collection. Costs of collection include, without limitation, reasonable attorneys' fees if this Note is placed in the hands of attorneys for collection, whether or not suit is brought, and any fees incurred in the United States Bankruptcy Court, together with all court costs and other expenses incurred in the prosecution of suit, or any claim in the United States Bankruptcy Court.

          c. Notwithstanding any provision herein or in any document or instrument now or hereinafter securing this Note, the total liability for payments in the nature of

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     interest shall not exceed the limits now imposed, or hereafter imposed if such limits shall be higher, by the applicable laws of the State of Arizona, and this Note shall be construed according to the laws of the State of Arizona.

          d. Failure of the Holder to exercise any option hereunder shall not constitute a waiver of the right to exercise the same in the event of any subsequent default, or in the event of continuance of any existing default.

          e. Any notice to Maker provided for in this Note shall be deemed given when it is deposited in the United States mail, postage prepaid, addressed to Maker, at the property address shown on the Holder's records, or to such other address as Maker may designate by notice to Holder.

          f. The Holder may, at its option, upon the request of Maker, extend the time for payment of the indebtedness or reduce payments thereon or accept a renewal note or notes therefore and any such extension, reduction or renewal shall not release the undersigned or any endorser or guarantor on any liability hereunder.

          g. Nothing contained herein shall be deemed or construed to constitute Maker and Payee or any other Holder partners or joint venturers. The only relationship between Maker and Payee or other Holder is that of debtor and creditor.

          h. The indebtedness evidenced by this Note is secured by, among other documents, a Deed of Trust and Assignment of Rents of even date herewith, and reference is made to the Deed of Trust for additional rights as to acceleration of the principal balance of this Note.

     9. LIMITED RECOURSE
        ----------------

     This Note shall be "nonrecourse" to Maker and any officer, shareholder, member or limited or general partner of any of them and their respective affiliates and their respective officers, agents, directors, employees, attorneys, designees, successors and assigns and the Holder agrees that it will not exercise any right to institute any action against Maker or any officer, shareholder, member or limited or general partner or any of them and their respective affiliates and their respective officers, agents, directors, employees, attorneys, designees, successor and assigns for the payment of any sum of money or the performance of any other obligation which is, or may be, payable or due under the Deed of Trust, this Note, the Security Agreement or all Loan Documents. Notwithstanding the foregoing, nothing contained herein shall be deemed to prejudice the rights of the Holder, as defined in this Note, (a) to foreclose by trustee's sale or judicial foreclosure the Deed of Trust or to enforce any of its other rights or remedies under any documents securing this Note relating to the Property; (b) to recover from Maker and/or any officer, shareholder, member, or limited or general partner of Maker any funds, damages or costs incurred as a result of fraud, intentional misrepresentation or waste by Maker and/or any officer, shareholder, member, or limited or general partner of Maker; (c) to recover any damage due to waste occurring subsequent to a five-day written notice to Maker of an event of default by or on behalf of the Maker from and after the date hereof; (d) to recover from Maker

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and/or any officer, shareholder, member, or limited or general partner of Maker any condemnation or insurance proceeds, or other funds or payments attributable to the Property misappropriated by Maker and/or any officer, shareholder, member, or limited or general partner of Maker or any affiliate of Maker; (e) to recover any real property taxes owed at the time Holder obtains title to the Property; (f) after the occurrence of a default and upon 5-days' written notice to Maker, to recover any tenant security deposits, prepaid rents or other similar sums paid to, received by Maker in connection with the operation of the Property subsequent to the default; (g) after the occurrence of a default and upon 5-days' written notice to Maker, to recover any gross revenue, income or profit from the Property received subsequent to the occurrence of a default hereunder sufficient to pay any portion of the indebtedness secured by the Deed of Trust securing this Note, operating and maintenance expenses of the Property, Insurance premiums for the Property, deposits required to be made into a reserve account for replacement or other sums required by the documents securing this Note to be paid or deposited, to the extent such sums were not paid or deposited during such period; (h) subject to the provisions below, to recover from Maker costs, including those of investigation and clean-up, incurred in connection with the presence, use or release on, under or about the Property of hazardous or toxic substances; or (i) to collect from Borrower, and, under subsections
(b), (d), (f) and (g) only, from any officer, shareholder, member, or general partner of Borrower, reasonable attorneys' fees incurred in collecting any of the foregoing. Any amounts owed pursuant to the foregoing shall be payable upon demand by Holder and shall bear interest from the date of demand at the Default Interest Rate.

     With regard to (h) above nothing contained herein shall be construed to limit the right of Maker: (i) at its option, to be exercised within ten (10) days following Maker's receipt of the notice from Holder described below, to elect to take steps which may be required to contest, satisfy or discharge any such liability, in which event Holder shall permit Maker to take such steps for so long as Maker shall be acting diligently and in accordance with the applicable environmental laws, provided Maker shall post any bond or other security required by the applicable environmental laws or as reasonable required by Holder, (ii) to perform or pay for any clean-up of hazardous materials or
(iii) to pursue its legal remedies against any person or entity who may be responsible for the payment or discharge of such liabilities or the costs thereof. Holder shall give Maker prompt notice in writing of any violation of any environmental law or lien or charge against the Property with respect to the release or presence of any hazardous material at the Property.

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     IN WITNESS WHEREOF, this Note has been executed the date first above written.

                               CATALYTICA ENERGY SYSTEMS, INC.
                                a Delaware corporation


                               By:  /s/  Craig N. Kitchen
                                    -----------------------------
                                    Craig N. Kitchen
                                    Its President

                          Address:  Attn: Craig N. Kitchen
                                    430 Ferguson Drive
                                    Mountain View, CA 94030


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                            AUTHORIZATION TO COMPLETE

                                 PROMISSORY NOTE

To:  Arizona State Compensation Fund

     c/o Bank One Trust Company, N.A.
     Trust Real Estate Department
     P.O. Box 71
     Phoenix, Arizona 85001-0071

     Attached to this Authorization is a copy of a Promissory Note, the original executed version of which is being delivered concurrently herewith to you. The undersigned, the makers of the Promissory Note, authorize Teresa Reichwein, to complete the Promissory Note to filling in the due date for the first installment payment due thereafter, which shall be the first day of the second month after the month in which the proceeds of the loan evidenced by the Promissory Note are disbursed to or for the account of the undersigned; the maturity date(s) of the Promissory Note, which maturity date(s) shall be five
(5) years after the Commencement Date (as Commencement Date is defined in the Note); and any other dates left blank in the Promissory Note.

         DATED: March 18, 2002.
                      --

                                         CATALYTICA ENERGY SYSTEMS, INC.
                                          a Delaware corporation

                                         By:  /s/  Craig N. Kitchen
                                              -------------------------------
                                              Craig N. Kitchen
                                              Its President

4180493 / 500-0885

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